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                                                                   EXHIBIT 32(b)

             CERTIFICATION BY THE CHIEF FINANCIAL OFFICER RELATING
              TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Director, Vice President, and Chief Financial Officer of H. J. Heinz Finance Company, a Delaware corporation ("Heinz Finance"), hereby certify that, to my knowledge:

     1. Heinz Finance's periodic report on Form 10-Q for the period ended July 28, 2004 (the "Form 10-Q") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Heinz Finance.

Date: September 7, 2004

                                          By: /s/ ARTHUR B. WINKLEBLACK
                                            ------------------------------------
                                            Name: Arthur B. Winkleblack
                                            Title: Director, Vice President, and
                                                Chief Financial Officer